November 6, 2017 Third Quarter 2017 Operating Results Exhibit 99.2

TPG RE Finance Trust Announces Third Quarter 2017 Results ABOUT TRTX TPG RE Finance Trust, Inc. (NYSE:TRTX) (the “Company” or “TRTX”) is a commercial real estate finance company, operating as a real estate investment trust (“REIT”), that focuses primarily on directly originating, acquiring, and managing commercial mortgage loans and other commercial real estate-related debt instruments for its balance sheet. The Company is externally managed by TPG RE Finance Trust Management, L.P., an affiliate of TPG Global, LLC (“TPG”), a leading global alternative investment firm with over a 20-year history and approximately $73 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com. FORWARD-LOOKING STATEMENTS The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the Company’s investments, the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets and in closing and originate loans in the pipeline the Company is evaluating are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing, enter into definitive documents or close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise. INVESTOR RELATIONS CONTACT (212) 405-8500 IR@tpgrefinance.com MEDIA CONTACT TPG RE Finance Trust Luke Barrett (415) 743-1550 media@tpg.com

Third Quarter 2017 Highlights Loan portfolio leverage of 61.9%, with loan portfolio weighted average cost of funds of LIBOR plus 2.49%, a decline of 9 basis points from the quarter ended June 30, 2017 Raised approximately $212.3 million of net proceeds in July 2017 IPO via sale of 11.65 million shares, including 0.65 million shares sold pursuant to the underwriters’ option to purchase additional shares $3.1 billion of loan portfolio financing commitments at September 30, 2017, including a $503.5 million increase from prior quarter due to upsizes of two existing secured revolving repurchase facilities and the addition of our Bank of America senior secured credit facility; total loan portfolio financing capacity of $1.4 billion Available liquidity of $211.8 million at quarter end (Cash: $64.8 million and Undrawn Capacity: $147.0 million) Capitalization Quarterly GAAP net income of $20.8 million, an increase of $3.3 million as compared to the third quarter of 2016 Core Earnings1 of $20.8 million, compared to $25.3 million for the period ended June 30, 2017 (see slide 6 for details) Declared cash dividends of $20.1 million, or $0.33 per common share2, representing an annualized dividend yield of 6.7% based on TRTX closing sales price as of September 29, 2017 (post IPO and stock dividend) Financial Performance Loan Investment Activity Originated and closed seven first mortgage loans with an aggregate commitment amount of $775.2 million, an aggregate unpaid principal balance of $637.1 million, and a weighted average LTV of 62.9% Third quarter loan originations carry a weighted average credit spread of LIBOR plus 4.2% and an all-in yield to extended maturity of 5.8%, including all available extension options Average loan size originated and closed during the third quarter of 2017 of $110.7 million Loan Portfolio $3.4 billion, diversified loan portfolio comprised of 51 first mortgage loans and 4 mezzanine loans1 97.8% first mortgage and 2.2% mezzanine loans All mezzanine loans result from the origination by TRTX, or co-origination with third party lender, of contiguous first mortgage loans 99.0% floating rate and 1.0% fixed rate mortgage loans 80.9% concentration in the Top 25 MSAs in the United States; 67.7% concentration in the Top 10 MSAs Quarter-over-quarter net growth in loan investments of $636.1 million with an Asset-Level Estimated Return on Equity1 of 10.0% for 3Q17 loan originations An increase in 1-month LIBOR of 0.50% would result in a $3.8 million increase to annual net interest income 100% performing loan portfolio with no credit losses or impairments since inception 1. See Appendix for definitions of Core Earnings (reconciliation to GAAP net income provided on slide 15), Mezzanine Loan, and Asset-Level Estimated Return on Equity 2. Common shares consist of common stock and Class A common stock

Operating Performance GAAP net income and Core Earnings1 of $20.8 million, or $0.35 per diluted common share, for the quarter ended September 30, 2017 Net interest income increased to $27.6 million, up $4.1 million, or 17.5%, from the three months ended September 30, 2016, partially resulting from loan portfolio growth and increased LIBOR Declared cash dividends of $0.33 per common share, representing a 6.7% annualized dividend yield on a book value per common share of $19.80 as of September 30, 2017 (post-IPO and stock dividend) 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. Based on annualized cash dividend declared and book value per common share as of the reporting date. Historical data included in TRTX’s prospectus, dated July 19, 2017 and filed with the SEC on July 21, 2017. Values and amounts adjusted for the common and Class A common stock dividend related to the Company’s IPO in July 2017 Book Value per Common Share and Annualized Dividend Yield2 TTM GAAP Net Income and Core Earnings1 Growth Exceeds 8% $ Millions 8.3% Growth 7.6% 8.7% 8.2% 6.7% Book Value per Common Share Annualized Dividend Yield Core Earnings GAAP net income Quarterly Results

Book Value per Common Share TRTX Equity Issuances and GAAP Net Income Drive Book Value per Common Share 1. Includes total outstanding common and Class A common stock on an actual basis as of June 30, 2017 2. Stock dividend declared in connection with IPO to reduce book value per common share from $24.95 to $20.20. Consists of 9,224,268 shares of common stock and 230,815 shares of Class A common stock 3. Book Value per Common Share for the quarter ended June 30, 2017 adjusted for the stock dividend declared in connection with IPO 4. Represents the net earnings impact per common share and number of common shares issued as part of the Company’s IPO, including shares issued in connection with the partial exercise by the underwriters of their option to purchase additional shares, net of repurchases under the Company’s 10b5-1 plan during the third quarter of 2017 5. Book Value per Common Share impact of the Company’s CMBS investment sale and fair value adjustments during the three months ended September 30, 2017 Note: Totals may not sum due to rounding. Amounts shown in thousands, except share and per share data Amount Shares Stockholders’ Equity, Net of Preferred Stock $1,003,847 Number of Common Shares Outstanding at Period End1 40,234,430 Book Value per Common Share - June 30, 2017 $24.95   Common Stock and Class A Common Stock Issued in Stock Dividend2 — 9,455,083 Dilution in Book Value per Common Share from Stock Dividend ($4.75) Adjusted Book Value per Common Share - June 30, 20173 $20.20   Proceeds from Common Stock Issuances, net of repurchases $205,729 Shares of Common Stock Issued and Repurchased, net4 11,315,255 Dilution in Book Value per Common Share4 ($0.37) Operating Activities – Quarter Ended September 30, 2017 Cash Dividend per Common Share ($0.33) CMBS Investment Portfolio5 ($0.05) GAAP Net Income $0.35 Number of Common Shares Outstanding at Period End 61,004,768 Book Value per Common Share – September 30, 2017 19.80 3Q17 Operating Activities 4 5 2

Loan Portfolio Activity & Equity Issuances Impact Operating Results Post-IPO Operating Results Per Share Amount GAAP Net Income and Core Earnings - 2Q17 (adjusted to reflect the impact of our IPO related stock dividend effective July 25, 2017) $0.52 IPO Common Stock Issuance, Net of 10b5-1 Plan Repurchases During 3Q172 ($0.07) Net Impact of 3Q17 Loan Origination and 2Q17 Loan Repayment Activity ($0.06) Net Impact of Loan Exit Fee, Discount Accretion, Minimum Multiple, and Other Items from 2Q17 and 3Q17 Investment Portfolio Activity ($0.04) GAAP Net Income and Core Earnings - 3Q17 $0.35 GAAP net income and Core Earnings1 for the third quarter 2017 declined $0.17 as a result of investment portfolio activity and our IPO Common Stock Issuance, net2 as compared to second quarter 2017 Net impact to operating results of investment portfolio activity is due primarily to: foregone earnings from $802 million of 2Q repayments, and exit fee income related thereto, offset by interest earnings from 3Q loan originations totaling $775 million Post IPO Operating Results Bridge $ Per Share 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. IPO Common Stock Issuance, net represents the number of common shares issued as part of the Company’s IPO, including shares issued in connection with the partial exercise by the underwriters of their option to purchase additional shares, net of repurchases under the Company’s 10b5-1 plan during the third quarter of 2017

Geographic Diversity2 Loan Portfolio: $3.4 billion Loan Type: First Mortgage 97.8% | Mezzanine 2.2% Weighted Average Credit Spread: LIBOR plus 4.9% Weighted Average LTV: 59.2% Property Diversity: No property type > 22.4% Diversified Loan Portfolio National, Major Market Footprint Property Diversity2 Lending Focused in Top 25 Markets Fixed vs. Floating2 Loan Category 1. Top 25 markets determined by US Census 2. By total loan commitment 3. Represents total loan commitments for the Company’s 12 condominium loans reduced by the aggregate net sales value of executed sales contracts of $526.2 million relating to 11 of the Company’s condominium loans 4. See Appendix for Loan Category definition 5. Represents total loan commitments for the Company’s nine construction loans reduced by the aggregate net sales value of executed sales contracts of $505.2 million relating to four of the Company’s construction loans Note: Totals may not sum due to rounding 2,4 Top 25 Markets Account for 80.9% of Total Loan Commitments1 5 3 Condominium Construction

108.9% Growth Loan Originations Q3 2017 Investment Highlights Increased Loan Originations3 Closed 7 first mortgage loans Total commitment of $775.2 million Average loan size of $110.7 million 100% Floating Rate Weighted average credit spread of LIBOR plus 4.2% Weighted average LTV of 62.9% Diversified by property type1: Multifamily: 54.0% Office: 33.9% Mixed-Use2: 12.1% 1. Based on total loan commitment 2. See Appendix for definition of the Mixed-Use property type 3. Quarterly total loan commitment originations, including non-consolidated senior interests sold or co-originated of $91.5M during Q1 2017 4. Average loan size based on loans originated or acquired during a reporting period Rising Average Loan Size Spurs Growth and Efficiency Average Loan Size4 $ Millions $ Millions 59.6% Growth January – September 2016 January – September 2017

Select 3Q17 Loan Originations 1. See Appendix for definition of LTV and the Mixed-Use property type Note: Select 3Q17 Loan Originations represent 50.7% of total loan originations during 3Q17 based on total commitments. See slide 8 for Loan Origination data for 3Q17 Investment: Mixed-Use1 Office Multifamily $93.5M $173.3M $125.9M Phoenix, AZ Philadelphia, PA Cliffside Park, NJ 330,369 NSF of Office 175,942 NSF of Retail 99 Residential Units 813,128 SF of Office 63,298 NSF of Retail 63 Class A Residential Units 300-Space Parking Garage 314 Class A Residential Units 49,592 NSF of Retail 406 Parking Spaces Facilitate refinance Lease-up and stabilization Facilitate refinance Project re-capitalization Fund final construction costs Bridge to stabilization Facilitate refinance Lease-up and stabilization 64.0% 72.2% 56.8% July 2017 September 2017 August 2017 Total Commitment Location Collateral Loan Purpose LTV1 Investment Date Property Photos

Loan Funding Activity Through September 30, 2017 Loan Funding Activity Strong origination momentum spurred by $1.5 billion of new loan commitments Accelerating pace of originations driven by 108.9% year-over-year increase in average loan size $3,040.2 $3,423.6 $3,203.2 $2,716.2 1. Deferred fundings exclude the net change in accrued PIK interest of: $3.0 million in Q1 2017; $0.5 million in Q2 2017; and $0.6 million in Q3 2017 2. Total loan commitments exclude accrued PIK interest of: $5.5 million at December 31, 2016; $2.5 million at March 31, 2017; $3.1 million at June 30, 2017; and $3.7 million at September 30, 2017 Note: Totals may not sum due to rounding $ Millions Total Commitments2 UPB Deferred Fundings and New Originations1 Unfunded Commitments Repayments

Financing Facilities as of September 30, 2017 Total commitments of $3.3 billion1 at a weighted average cost of funds of LIBOR plus 2.49% for the loan portfolio Added $216.6 million of net financing capacity, including $503.5 million from upsizes to our Morgan Stanley and JP Morgan secured revolving repurchase facilities, and the addition of our Bank of America senior secured credit facility Refinanced $118 million CLO Class A Note and dissolved CLO Issuer; maintained leverage against underlying collateral and reduced credit spread by 25 basis points 1. Includes Non-consolidated Senior Interests of $135.5 million 2. See Appendix for definition of Non-consolidated Senior Interests Note: Excludes items related to CMBS investments Financing Sources $1.4 billion of available financing capacity to drive loan origination Current repurchase agreements’ weighted average cost of funds of LIBOR plus 2.26%, down 14 basis points from December 31, 2016 Maturity Profile of Outstanding Borrowings Initial: 1.2 years Extended: 2.7 years Financing Utilization $ Millions Total Available Financing Capacity: $1,355.0 $3.3 Billion of Total Commitments1 $ Millions Repurchase Agreements 5 Lenders Note-on-Note 3 Lenders Non-Consolidated Senior Interests2 3 Loans Senior Secured Credit Facility 1 Lender 2

Capitalization as of September 30, 2017 Current Leverage Ratio and Available Liquidity to Drive Loan Portfolio Growth 1. See Appendix for definitions of Leverage calculation, Debt-to-Equity and Total Leverage 2. Does not take into account mortgage loan repayments which may be used for new loan originations 3. Outstanding loan commitments as of September 30, 2017 4. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods Equity base includes stockholders’ equity of $1.2 billion and $1.4 billion of available loan financing capacity Expanded post-IPO equity base and available financing capacity provides sufficient capital to support potential new loan investments of $1.4 billion Financial Capacity Leverage Ratio1 Potential Net Loan Investment Capacity2 $ Millions Total Stockholders’ Equity $1,207.8 Assumed Leverage Ratio 3:1 Potential Gross Loan Investment Capacity $4,831.2 Less: Outstanding Loan Commitments3 $3,423.6 Potential Net Loan Investment Capacity4 $1,407.6

Interest Rate Sensitivity 99.0% floating rate (by total commitment) loan portfolio well positioned in a rising interest rate environment1 Net floating rate mortgage loan exposure of $1 billion generates an annualized increase of $3.8 million to Net Interest Income for every 50 basis point increase in 1-month LIBOR Loan Portfolio Composition – Fixed vs. Floating $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.06 $0.12 $0.19 $0.25 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR3 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk at September 30, 2017 2. Excludes fixed rate assets of $35.6 million 3. Based on 1-month LIBOR at September 29, 2017 of 1.23% Note: Excludes items related to CMBS investments

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share Three Months Ended Sept 30, 2017 June 30, 2017 March 31, 2017 Dec 31, 2016 Net Income Attributable to Common Stockholders1 $20,787 $25,320 $23,475 $19,155 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 58,685,979 48,664,664 48,446,028 48,282,984 Basic and Diluted Earnings per Common Share $0.35 $0.52 $0.48 $0.40 Dividends Declared per Common Share $0.33 $0.41 $0.44 $0.38 Three Months Ended Sept 30, 2017 June 30, 2017 March 31, 2017 Dec 31, 2016 Net Income Attributable to Common Stockholders1 $20,787 $25,320 $23,475 $19,155 Non-Cash Compensation Expense — — — — Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $20,787 $25,320 $23,475 $19,155 Weighted-Average Common Shares Outstanding, Basic and Diluted 58,685,979 48,664,664 48,446,028 48,282,984 Core Earnings per Common Share, Basic and Diluted $0.35 $0.52 $0.48 $0.40 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock Note: Amount shown in thousands, except share and per share data Book Value Per Common Share Three Months Ended Sept 30, 2017 June 30, 2017 March 31, 2017 Dec 31, 2016 Total Stockholders’ Equity $1,207,798 $1,003,972 $974,115 $970,689 Preferred Stock (125) (125) (125) (125) Stockholders’ Equity, Net of Preferred Stock $1,207,673 $1,003,847 $973,990 $970,564 Number of Common Shares Outstanding at Period End2 61,004,768 49,689,521 48,446,028 48,446,028 Book Value per Common Share $19.80 $20.20 $20.10 $20.03

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Credit Spread	Extended Maturity	Location	Property Type	Loan Value Per Sq. ft. / Unit	LTV[3]
Loan 1	$188.0	$142.0	L +4.1%	4.3 years	Nashville, TN	Mixed-Use[3]	$292 Sq. ft.	60.7%
Loan 2	173.3	143.8	L +4.3%	4.5 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 3	164.0	122.5	L +4.5%	4.2 years	Atlanta, GA	Retail	$461 Sq. ft.	47.7%
Loan 4	132.0	51.7	L +7.5%	2.2 years	Fort Lauderdale, FL	Condominium	$280 Sq. ft.	19.8%
Loan 5	125.9	101.4	L +4.8%	2.2 years	Cliffside, NJ	Multifamily	$400,828 / Unit	56.8%
Loan 6	121.6	96.9	L +4.4%	3.3 years	Houston, TX	Multifamily	$425,245 / Unit	62.5%
Loan 7	108.0	76.3	L +7.0%	4.6 years	Miami, FL	Condominium	$253 Sq. ft.	84.7%
Loan 8	106.6	90.0	L +4.5%	3.3 years	Pittsburgh, PA	Multifamily	$296,042 / Unit	59.4%
Loan 9	98.0	72.5	L +6.0%	5.0 years	Dallas, TX	Condominium	$301 Sq. ft.	5.4%
Loan 10	96.4	89.0	L +4.8%	3.0 years	San Diego, CA	Office	$310 Sq. ft.	73.1%
Loans 11 – 55	**$2,109.8**	**$1,859.6**	**4.9%[4]**	**3.1 years**				**60.3%**
Total Loan Portfolio	**$3,423.6**	**$2,845.7**	**4.9%[5]**	**3.5 years**				**59.2%**

1. Represents TRTX's maximum loan balance
2. Represents TRTX's current loan balance and excludes pari passu (including Deutsche Bank's participation) and junior positions
3. See Appendix for definition of LTV and Mixed-Use property type
4. Represents the weighted average of the credit spread as of September 30, 2017 for the floating rate loans and the coupon for the fixed rate loans

Note: As of September 30, 2017. The above shown loans do not represent all TRTX investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform. Excludes CMBS investments

16

Consolidated Balance Sheets All amounts in thousands except share and per share amounts (unaudited) ASSETS September 30, 2017 December 31, 2016 Cash and Cash Equivalents $64,801 $103,126 Restricted Cash 499 849 Accounts Receivable 141 644 Accounts Receivable from Servicer/Trustee 51,076 34,743 Accrued Interest Receivable 13,764 14,023 Loans Held for Investment (includes $2,313,036 and $1,397,610 pledged as collateral under repurchase agreements) 2,824,713 2,449,990 Investment in Commercial Mortgage-Backed Securities, Available-for-Sale (includes $48,029 and $51,305 pledged as collateral under repurchase agreements) 86,182 61,504 Other Assets, Net 1,506 704 Total Assets $3,042,682 $2,665,583 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 3,733 $2,907 Accrued Expenses 8,091 6,555 Collateralized Loan Obligation (net of deferred financing costs of $0 and $2,541) — 540,780 Repurchase and Senior Secured Agreements (net of deferred financing costs of $8,753 and $8,159) 1,531,345 1,013,370 Notes Payable (net of deferred financing costs of $2,917 and $2,883) 261,875 108,499 Payable to Affiliates 9,148 3,955 Deferred Revenue 557 482 Dividends Payable 20,135 18,346 Total Liabilities 1,834,884 1,694,894 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value; 100,000,000 and 125 shares authorized; 125 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value; 300,000,000 and 95,500,000 shares authorized; 59,791,742 and 47,251,165 shares issued and outstanding, respectively) 60 39 Class A Common Stock ($0.001 par value; 2,500,000 and 2,500,000 shares authorized; 1,213,026 and 1,194,863 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,216,725 979,467 Accumulated Deficit (8,968) (10,068) Accumulated Other Comprehensive (Loss) Income (20) 1,250 Total Stockholders' Equity 1,207,798 970,689 Total Liabilities and Stockholders' Equity $3,042,682 $2,665,583

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) Three Months Ended Sept. 30,   Nine Months Ended Sept. 30, INTEREST INCOME 2017 2016 2017 2016 Interest Income $46,734 $40,419 $146,411 $112,551 Interest Expense (19,150) (16,937) (56,585) (44,943) Net Interest Income 27,584 23,482 89,826 67,608 OTHER REVENUE Other Income, net 669 15 1,036 326 Total Other Revenue 669 15 1,036 326 OTHER EXPENSES Professional Fees 1,256 1,133 2,448 2,359 General and Administrative 1,003 387 2,192 1,833 Servicing and Asset Management Fees 720 1,232 3,061 2,742 Management Fee 4,133 2,244 9,489 6,377 Collateral Management Fee 23 207 225 700 Incentive Management Fee 327 716 3,713 2,790 Total Other Expenses 7,462 5,919 21,128 16,801 Income Before Income Taxes 20,791 17,578 69,734 51,133 Income Taxes — (136) (140) (326) Net Income $20,791 $17,442 $69,594 $50,807 Preferred Stock Dividends (4) (3) (12) (11) Net Income Attributable to Common Stockholders $20,787 $17,439 $69,582 $50,796 Basic Earnings per Common Share $0.35 $0.43 $1.34 $1.30 Diluted Earnings per Common Share $0.35 $0.43 $1.34 $1.30 Weighted Average Number of Common Shares Outstanding Basic: 58,685,979 40,946,029 51,969,733 39,096,974 Diluted: 58,685,979 40,946,029 51,969,733 39,096,974 Dividends Declared per Common Share $0.33 $0.41 $1.02 $1.18 OTHER COMPREHENSIVE INCOME Net Income $20,791 $17,442 $69,594 $50,807 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities (2,558) 1,542 (1,270) 2,579 Comprehensive Net Income $18,233 $18,984 $68,324 $53,386

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps TRTX evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan portfolio and operations. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity Asset-Level Estimated Return on Equity (ALEROE) – is a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net), less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net) plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Bridge Loan - A transitional loan with limited deferred fundings, with the exception of deferred fundings conditioned on the borrower’s satisfaction of certain collateral performance tests, where the business plan for the underlying property involves little to no capital expenditures related to base building renovations (e.g., building mechanical systems, lobbies, elevators and other amenities or areas shared by tenants), and the primary focus is on maintenance or improvement of current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan that is substantially funded at closing, with limited deferred fundings primarily to support leasing or ramp-up of operations for a property, with little or no capital expenditures required for base building renovation, and for which most capital expenditures are to pay for leasing commissions and improvements within a tenant’s leased space Moderate Transitional Loan - A transitional loan involving moderate deferred fundings where significant capital expenditures are required, and substantial base building renovation work must be undertaken before lease-up is feasible, and where the property has significant existing or expected vacancy Construction Loan - A loan made to a borrower to fund the ground up construction of a commercial real estate property Loan Category LTV is calculated as the total outstanding principal balance of the loan or participation interest in a loan plus any financing that is pari passu with or senior to such loan or participation interest at the time of origination or acquisition, divided by the applicable real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The real estate value is based on a third-party appraisal obtained by the Manager from an appraiser who is a member of the Appraisal Institute. Such appraisals are prepared in accordance with professional standards of the Appraisal Institute and applicable government regulations Loan-to-Value (LTV) Fundings made under existing loan commitments after loan closing date Deferred Fundings

Definitions (cont.) In connection with any origination or co‐origination of a mezzanine loan by TRTX, the senior mortgage loan that is contemporaneously issued by the borrower to a senior mortgage lender or that is transferred by TRTX to the co‐originating senior mortgage lender. In either case, the senior mortgage loan is not included on TRTX’s consolidated balance sheets. TRTX retains only the mezzanine loan on its consolidated balance sheets All of the Company’s mezzanine loans are contiguous with mortgage loans originated by TRTX and sold to a third party as a nonconsolidated senior interest, or co-originated with a third party lender Non-Consolidated Senior Interests Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income Mezzanine Loan Loan made to the owner of a borrower under a mortgage loan and secured by a pledge of the equity interest(s) in such borrower. Mezzanine loans are subordinate to a first mortgage loan but senior to the owner’s equity

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 Investor Relations: (212) 405-8500 IR@tpgrefinance.com New York Stock Exchange: Symbol: TRTX Analyst Coverage Bank of America Merrill Lynch Kenneth Bruce (415) 676-3545 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (NYSE:TRTX) (the “Company” or “TRTX”) is a commercial real estate finance company, operating as a real estate investment trust (“REIT”), that focuses primarily on directly originating, acquiring and managing commercial mortgage loans and other commercial real estate-related debt instruments for its balance sheet. The Company is externally managed and advised by TPG RE Finance Trust Management, L.P., an affiliate of TPG Global, LLC (“TPG”), a leading global alternative investment firm with over a 20-year history and approximately $73 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com